Exhibit 24

			 STATEMENT APPOINTING DESIGNATED FILER

				  AND AUTHORIZED SIGNATORY
					  APRIL 12, 2006

	Each of the
entities listed on SCHEDULE A attached hereto (each a "Reporting
Entity") and each party listed on SCHEDULE B attached hereto
(each a
"Reporting Individual"; together with the Reporting Entities, the
"Reporting Persons") hereby authorizes and designates Rho Ventures
IV,
L.P. (the "Designated Filer"), to prepare and file on behalf of such
Reporting Person individually, or jointly together with other
Reporting
Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule
13D,
Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange
Commission or with any regulatory body, including United
States federal,
state and self-regulatory bodies, with respect to the Reporting Person's ownership of, or transactions in, the securities of any entity whose securities are beneficially owned (directly or indirectly) by such
Reporting Person (collectively, the "Reports").

	Each Reporting Person
hereby further authorizes and designates
Jeffrey Martin (the "Authorized
Signatory") to execute and file on
behalf of such Reporting Person the
Reports and to perform any and all
other acts, which in the opinion of a
Designated Filer or such
Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.


	The authority of the Designated Filer and Authorized Signatory under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, securities, unless earlier revoked in writing. Each
Reporting Person
acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with any United States federal or state law or with any regulations promulgated thereto.

SCHEDULE A

Rho Ventures IV, L.P.
Rho
Management Ventures IV, L.L.C.
Rho Ventures IV (QP), L.P.
Rho Ventures
IV GmbH & Co. Beteiligungs KG
Rho Capital Partners Verwaltungs GmbH
Rho
Management Trust I
Rho Capital Partners, Inc.

SCHEDULE B

Mark
Leschly
Habib Kairouz
Joshua Ruch


	In Witness Whereof, the
undersigned have caused this Statement Appointing
Designated Filer and
Authorized Signatory to be effective as of April 12, 2006.




Reporting Persons:

April 12, 2006

								    /s/ Mark Leschly

								    --------------------
								    Mark Leschly


April
12, 2006

								    /s/ Habib Kairouz

--------------------
								    Habib Kairouz



April 12, 2006


								    /s/ Joshua Ruch
								    --------------------

								    Joshua Ruch


April 12, 2006

							Rho Ventures
IV, L.P.

							By:  Rho Management Ventures IV, L.L.C.
							Its
General Partner

							/s/ Mark Leschly

							--------------------------------
							Mark Leschly, Managing
Member


April 12, 2006

							Rho Ventures IV GmbH & Co.
Beteiligungs KG

							By:  Rho Capital Partners Verwaltungs GmbH,

							Its General Partner

							/s/ Mark Leschly

							--------------------------------
							Mark Leschly, Managing
Director



April 12, 2006

							Rho Ventures IV (QP), L.P.


							By:  Rho Management Ventures IV, L.L.C.
							Its General
Partner

							/s/ Mark Leschly

							--------------------------------
							Mark Leschly, Managing
Member


	In Witness Whereof, the undersigned have caused this
Statement Appointing
Designated Filer and Authorized Signatory to be
effective as of April 12,
2006


							Rho Management Trust I


							By:  Rho Capital Partners, Inc.
							Its Investment Advisor


							/s/ Mark Leschly
							--------------------------------

							Mark Leschly, Managing Partner


April 12, 2006


							Rho Management Ventures IV, L.L.C.


							/s/ Mark
Leschly
							--------------------------------
							Mark Leschly,
Managing Member


April 12, 2006


							Rho Capital Partners
Verwaltungs GmbH


							/s/ Mark Leschly

							--------------------------------
							Mark Leschly, Managing
Director


April 12, 2006

							Rho Capital Partners, Inc.



							/s/ Mark Leschly
							--------------------------------

							Mark Leschly, Managing Partner